UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K
____________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 25, 2021
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Virgin Galactic Holdings, Inc.
(Exact name of registrant as specified in its charter)
 ____________________________

Delaware	001-38202	85-3608069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

166 North Roadrunner Parkway, Suite 1C Las Cruces, New Mexico	88011
(Address of principal executive offices)	(Zip Code)
(575) 424-2100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
 ____________________________

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SPCE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 25, 2021, Virgin Galactic Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). A total of 155,301,443 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting, representing approximately 64.48% of the Company’s common stock entitled to vote as of the June 28, 2021 record date. Following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on July 13, 2021.

Item 1 – Election of directors to hold office until the Company’s annual meeting of stockholders to be held in 2022 and until their respective successors have been duly elected and qualified, or until their earlier death, resignation or removal.

NAME	FOR	WITHHELD	BROKER NON-VOTES
Michael Colglazier	90,976,426	587,790	63,737,227
Chamath Palihapitiya	87,420,917	4,143,299	63,737,227
Wanda Austin	88,148,231	3,415,985	63,737,227
Adam Bain	87,462,602	4,101,614	63,737,227
Tina Jonas	90,929,217	634,999	63,737,227
Craig Kreeger	90,720,632	843,584	63,737,227
Evan Lovell	88,355,782	3,208,434	63,737,227
George Mattson	87,483,560	4,080,656	63,737,227
W. Gilbert West	88,177,559	3,386,657	63,737,227

Item 2 – Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2021.

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
154,211,953	626,384	463,106	0

Item 3 – Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
72,686,086	18,233,936	644,194	63,737,227

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virgin Galactic Holdings, Inc.

Date: August 27, 2021	By:	/s/ Michelle Kley
	Name:	Michelle Kley
	Title:	Executive Vice President, General Counsel and Secretary